Camden Learning Corporation Announces Record Date for Special Meeting of Stockholders and
 Warrantholders to Complete its Proposed Business Combination with Dlorah

BALTIMORE, MD and RAPID CITY, SD – November 2, 2009 – Camden Learning Corporation (“Camden”) (OTCBB: CAEL, CAELW, CAELU), today announced that stockholders of record as of the close of business November 5, 2009 (the “Record Date”) will be invited to attend Camden’s special meeting of stockholders to vote on, or submit a proxy to vote on, among other matters, the proposed Agreement and Plan of Reorganization, as amended, through which Dlorah, Inc., a privately-held company doing business as National American University, and a wholly-owned subsidiary of Camden will merge.  Camden also announced that warrantholders of record as of the close of business November 5, 2009 will be invited to attend Camden’s special meeting of warrantholders to vote on the warrant redemption.

Date for Special Meeting of Shareholders and Warrantholders Set for November 23, 2009

The special meeting of warrantholders is scheduled to be held at 10:00 a.m., New York time, on Monday, November 23, 2009, at the offices of Ellenoff Grossman & Schole LLP, Camden’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017.  The special meeting of stockholders is scheduled to be held on the same date at the same location at 10:30 a.m., New York time.  The full meeting agenda will be detailed in the proxy statement to be mailed to all stockholders and warrantholders of record.

Ensuring Your Vote is Counted

In advance of the Record Date, Camden advises holders of its securities to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts.  These steps are designed to ensure that votes related to common shares and warrants beneficially owned by stockholders and warrantholders are properly counted.  Beneficial owners of common shares and warrants that have been loaned out (either with or without the beneficial owners’ knowledge) are not permitted to vote those securities.

The closing of the transaction is subject to customary closing conditions, including the approval of the holders of a majority of outstanding shares of common stock of Camden issued in its initial public offering in December 2007 (the "IPO") that vote on the transaction at the stockholders’ meeting and the approval of Camden’s warrantholders of the warrant redemption.  The closing is also subject to holders of less than 30% of Camden’s shares of common stock issued in the IPO voting against the transaction and electing to exercise their conversion rights.

About Camden Learning Corporation

Camden is a special purpose acquisition company formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets.  Camden’s initial public offering was consummated on December 5, 2007 and it received net proceeds of approximately $53 million through the sale of 6,250,000 units, including 376,300 units pursuant to the underwriters’ over-allotment option, at $8.00 per unit.  Each unit is comprised of one share of Camden common stock and one warrant with an exercise price of $5.50.  As of August 31, 2009, Camden held approximately $52.5 million (or approximately $7.92 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About National American University

Accredited by the Higher Learning Commission and a member of the North Central Association of Colleges and Schools, National American University has been providing quality career education since 1941.  National American University opened its first campus in Rapid City, S.D., and the university has grown to 16 locations throughout the central United States.  In 1996, National American University started developing online courses through its distance learning virtual campus, and today offers students the flexibility and convenience to take classes when it fits their busy lifestyle.  Undergraduate program offerings vary from diploma, associate and bachelor’s degrees in areas ranging from accounting, allied health, athletic training, business, criminal justice, healthcare management, information technology, legal studies, organizational leadership, veterinary technology and nursing.  The university added graduate studies programs in 2000 and offers Master of Management and Master of Business Administration degrees.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Camden, Dlorah and Camden’s business after completion of the proposed transactions.  Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current beliefs and expectations and involve a number of assumptions.  These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the benefits of the transaction; the future financial performance of Camden following the proposed transaction; the ability to continue to receive Title IV funds; the growth of the market for Camden’s services; expansion plans and opportunities; consolidation in the market for Camden’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.   These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) Camden’s ability to complete its initial business combination within the specified time limits; (2) the Company’s maintenance of Title IV eligibility and Department of Education/Higher Learning Commission accreditation following the proposed transaction; (3) officers and directors allocating their time to other businesses and potentially having conflicts of interest with Camden’s business or in approving the proposed transaction or another business combination; (4) success in retaining or recruiting, or changes required in, Camden’s officers, key employees or directors following the proposed transaction; (5) the potential liquidity and trading of Camden’s public securities; (6) adverse tax consequences related to National American University Foundation; (7) Dlorah’s revenues and operating performance; (8) changes in overall economic conditions; (9) anticipated business development activities of Camden following the proposed transaction; (10) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (11) other risks referenced from time to time in Camden’s filings with the SEC and those factors listed in the proxy statement therein under “Risk Factors”.  Neither Camden nor Dlorah assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.  Camden, Dlorah and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Camden’s stockholders to be held to approve the transaction described herein and of Camden’s warrantholders to amend the terms of the warrant agreement.  The underwriters of Camden’s initial public offering may provide assistance to Camden, Dlorah and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies.  A substantial portion of the underwriters’ fees relating to Camden’s initial public offering were deferred pending stockholder approval of Camden’s initial business combination, and stockholders and warrantholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.  In connection with the proposed transaction, Camden has filed with the Securities and Exchange Commission a preliminary proxy statement and will file a definitive proxy statement.  Camden’s stockholders and warrantholders are advised to read, when available, the proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents will contain important information.  The definitive proxy statement will be mailed to Camden’s stockholders and warrantholders of record as of November 5, 2009.  Camden’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Camden Learning Corporation, 500 East Pratt Street, Suite 1200, Baltimore, MD 21202.  The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Contacts:

Camden Learning Corporation
Contact: Mr. David Warnock
410-878-6800
dwarnock@camdenpartners.com

Investor Relations Counsel
The Equity Group Inc.
Adam Prior
212-836-9606
aprior@equityny.com